To our shareholders:

	We are pleased to report that our prediction of an improved performance for the Fund, as noted in our first quarter report, became a reality. Volumetric's share value increased 7.4% in the second quarter reaching $19.42 on June 30, up from $18.08 on March 31. We are now up 3.9% for the year, after a negative first quarter. Volumetric is only 0.9% away from its all time record high of
$19.60, reached on May 13. (The high is adjusted for prior capital gain and dividend distributions.) Our net assets reached a new record of $21.1 million.
The New York Stock Exchange Composite Index was up 7.7% in the second quarter and 8.8% for the year.

	Our average annual return in the past 20 1/2 years has been 14.3%. The Volumetric Index, which measures the value of a $10,000 initial investment in the Fund on January 1, 1979, has reached $140,124 on June 30, the highest ever for a quarter end.

PORTFOLIO REVIEW

	 Our current cash position is 11.2%. We have 62 stocks in our portfolio. There are 54 gainers and only 8 losers. Our average stock is up 26.1%. Not one stock is down more than 9% from its purchase price. The best performing stocks, as of June 30, are shown below:

                                                Purchase
           					           % Gain                 Date
1. Tyco International      344.4%                5/5/97
2. Ecolab                  160.2                9/24/96
3. Toro                    118.5               10/19/98
4. Vishay Intertech.        62.7                 4/9/99
5. Frontier                 55.2                 2/4/99

	We are pleased that our strategy to purchase seven turnaround stocks in the first quarter has paid off. For example, Kerr McGee is up 53%, Boise Cascade is up 30%, Polaroid is up 24%, Cyprus Amax is up 19% and Schlumberger is up
15%. We sold two of the seven: Inco with a 22% gain, and our only loser,
Bethlehem Steel, with a small, 3% loss.

	Purchases. Our turnaround stocks bought in the first quarter were so successful, that we have increased our positions in these types of stocks in the second quarter. The results have confirmed our judgment, since some of our best performing stocks were these brand new turnarounds. For example, Vishay Intertech is up 63%, Polaris Industries is up 31% and Hollywood Park is up 28% since we purchased them in April. Out of the 26 new stocks we consider about half of them as turnarounds, the rest are large cap stocks or special situations.

	The following stocks were added to our portfolio in the second quarter: AGCO
Corp., Block H&R, Cablevision Systems, Data General, General Instrument,
Goodyear Tire, Hibernia Corp., Hollywood Park, IBP Inc., Hanna M.A.,
International Flavors & Fragrances, Key Corp., Kmart, Minnesota Mining &
Manufacturing, Neiman Marcus, Office Max, Pier 1 Imports, Pitney Bowes,
Polaris Industries, Raychem, Ryder System, St. Paul Companies, Thomas & Betts,
Tidewater, Vishay Intertechnology.

	Sales.  As you know from our prior reports, we sell a stock when it starts to weaken as measured by our disciplined "Strength and Protection" formula. This prevents a major drop not only in individual stocks, but also for the Fund's overall portfolio.

	Accordingly, the following stocks were sold in the second quarter: Abbott Laboratories, Alaska Air Lines, Baxter International, Bethlehem Steel,
Citigroup, Claire's Stores, Dayton Hudson, Disney, General Motors, Hasbro,
Inco, McDonalds, Mellon Bank, Merck, Merrill Lynch, Papa John's International, Pepsico, Procter & Gamble, Stride Rite. Our top gainers were: Merrill Lynch with a 66% gain, Claire's Stores with a 40% profit and Dayton Hudson with a 37% net gain.

ANNUAL MEETING

	We are pleased with the excellent turnout of our shareholders at our annual meeting on May 26, 1999. All 11 nominated directors were reelected, and the accounting firm of Feuer, Orlando & Pye, CPA, LP, was approved as independent auditor of the Fund for the year ending 1999.

OUTLOOK

	On June 30, the Federal Reserve raised interest rates by a quarter point. This move was widely expected. More importantly, the Fed has also taken a neutral stance for future interest rates. This indicates that interest rates are unlikely to rise further in the near term. It is good news and bullish for the market. Meanwhile, our volume indicator has also improved  to +2 from neutral, as of June 30th. Consequently, we expect a good rally to develop this summer.
We will reduce our cash from 11% to a more fully invested position in the next few days. We expect Volumetric's performance to accelerate in the third quarter, as our investments in the new stocks will increasingly pay off.
Based on our past results, and on the assumption that the market indeed will remain positive, we have set our goal for a 10% additional return for the second half of 1999.

	The greatest benefit of the Volumetric System is that it combines growth with
low risk.   If you wish to add to your Volumetric account, please use the form on the bottom of your account statement. Do not hesitate to call us, if you have any questions.

July 3, 1999

                  			Sincerely,



/s/ Gabriel Gibs                       /s/Irene Zawitkowski

Gabriel Gibs	                      		  Irene Zawitkowski
President			                           Executive Vice President




                        FINANCIAL HIGHLIGHTS
          (For a share outstanding throughout the period)
                       Six Months Ended June 30, 1999
                              (Unaudited)


Per Share Data
--------------
Net asset value, December 31, 1998...................$19.25
Income from investment operations:
  Net investment income...............................(0.02)
  Net realized and unrealized gain on investments..... 0.75
                                                      ------
Total from investment operations...................... 0.73
                                                      ------
Less distributions from capital gains.................(0.56)
                                                      ------
Net asset value, June 30, 1999........................$19.42
                                                      ======
Total return.........................................  3.91%
                                                      ======


Ratios and Supplemental Data:
-----------------------------
Net assets, 6/30/99 (in thousands)....................$21,072
Ratio of expenses to average net assets*................1.91%
Ratio of net investment income to average net assets*..(0.12%)
Portfolio turnover rate..................................123%
  *Annualized




                           VOLUMETRIC FUND, INC.
                          STATEMENT OF OPERATIONS
                    For Six Months Ended, June 30, 1999
                                (Unaudited)


INVESTMENT INCOME
   Dividends.......................................... $ 118,393
   Interest...........................................    52,531
                                                       ---------
     TOTAL INVESTMENT INCOME..........................   170,924
                                                       ---------
EXPENSES
   Management fee......................................  195,841
                                                       ----------
INVESTMENT INCOME - NET .............................    (24,917)
                                                       ----------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS

   Net realized gain on investments...................  1,569,544
   Unrealized appreciation of investments
     Beginning of year .......... $   4,125,066
     End of period .............      3,375,845
                                  -------------
   Decrease in unrealized appreciation ...............  (749,221)
                                                       ----------
NET GAIN ON INVESTMENTS ...............................   820,323
                                                       ----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .......................... $ 795,406
                                                       ===========



                         VOLUMETRIC FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS
                 For Six Months Ended, June 30, 1999
                            (Unaudited)


INCREASE IN NET ASSETS FROM OPERATIONS
   Investment income - net ....................... $    (24,917)
   Net realized gain on investments ..............    1,569,544
   Decrease in unrealized appreciation ...........     (749,221)
                                                     -----------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ...................      795,406
                                                     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From 1998 net realized gain on investments
     ($0.56/share)..............................       (597,638)
                                                      ----------
CAPITAL SHARE TRANSACTIONS
   Shares purchased ............................         678,330
   Shares reinvested ............................        589,733
   Shares redeemed ..............................       (933,579)
                                                       ----------
Net increase from capital share transactions.....         334,484
                                                       ----------
NET INCREASE IN NET ASSETS ......................         532,252

NET ASSETS
   Beginning of year ..............................    20,539,273
                                                     ============
   End of period .................................   $ 21,071,525
                                                     ============



                       VOLUMETRIC FUND, INC.
	              STATEMENT OF ASSETS AND LIABILITIES
                          	June 30, 1999

COMMON STOCKS: 88.8%

 SHARES	 COMPANY	                          MARKET VALUE

     			 Air Transportation: 1.4%
  9,600	 Southwest Airlines		                 $298,800
  	                                          ---------
		     	 Auto/Auto Parts: 2.8%
 14,000  Cooper Tire & Rubber            	    	330,750
  4,400  Goodyear Tire				        	            258,775
  			                                        ---------
		               									                    	589,525
                                             ---------
			      Banking: 5.1%
 15,500 	Hibernia Corp.                     	  243,156
  7,300 	Key Corp.	                            234,513
  2,200 	Morgan, J.P.           	              309,100
  6,700 	Wells Fargo	                          286,425
                                             ---------
		                                           1,073,194
                                             ---------
        	Beverage: 2.1%
  6,100	 Anheuser-Busch	                       432,719
                                             ---------

        	Business Services: 4.1%
  8,800 	Automatic Data Processing             387,200
  2,600 	Interpublic Group       	             225,225
  4,000 	Pitney Bowes	                         257,000
		                                           ---------
                                               869,425
                                             ---------
        	Chemicals: 5.5%
  7,800 	Ecolab                             	  340,275
 16,600 	M.A. Hanna	                           272,863
  6,100 	International Flavors & Fragrances	   268,400
	 5,600 	Union Carbide	                        273,000
		                                           ---------
                                             1,154,538
                                             ---------
	        Communications: 3.2%
  4,000 	Cablevision*	                         280,000
	 6,600 	Frontier Corp.                        386,925
                                             ---------
                                            	  666,925
                                             ---------
        	Computers: 3.0%
 17,500 	Data General*	                        254,844
	 3,000 	Microsoft*	                           270,563
  6,600 	Varian Semiconductor**	               112,200
                                              --------
 			                                       		  637,607
                                              --------
        	Consumer Products: 1.3%
  2,800 	Colgate Palmolive                     275,800
                                              --------
	        Drugs: 1.8%
  3,900 	Johnson & Johnson	                    382,200
		                                            --------
	        Electrical/Electronics: 6.1%
	 7,700 	General Instrument*	                  327,250
	 8,500 	Raychem	                              314,500
  5,500 	Thomas & Betts	                       259,875
 18,750 	Vishay Intertechnology*	              393,750
		                                           ---------
                                             1,295,375
                                             ---------
        	Entertainment: 2.9%
 13,400 	Harrah's Entertainment*	              295,638
 18,600 	Hollywood Park*	                      316,200
                                              --------
	                                              611,838
	                                             --------
	        Financial Services: 1.2%
  5,000 	H.R. Block	                           250,000
	                                             --------
         Foods:1.1%
 10,000 	IBP	                                  237,500
	                                             --------
         Forest Products: 4.7%
  7,500 	Boise Cascade	                        321,563
  5,600 	International Paper	                  281,400
  5,700 	Temple-Inland	                        391,163
		                                            --------
                                               994,126
                                              --------
         Indices: 2.9%
  4,500 	S&P 500 Depository Receipts	          616,500
					                                         --------
	        Insurance: 3.8%
  2,500 	American International Group	         293,125
	 4,500 	Hartford Financial	                   262,406
	 7,700 	St. Paul Companies	                   244,956
	                                             --------
                                            	  800,487
								                                      --------
								 Machinery: 6.7%
 25,000 	AGCO                              	   282,813
  4,800 	Briggs & Stratton	                    277,200
  5,800 	Polaris Industries	                   252,300
 15,000 	Toro	                                 590,625
                                             ---------
                                          	  1,402,938
                                             ---------
	        Metals: 1.4%
 20,000 	Cyprus Amax	                          305,000
                                             ---------
        	Misc./Diversified: 7.7%
  5,600 	Allied Signal	                         352,800
  2,900 	Minnesota Mining & Manuf.	             252,119
	 8,500 	Premark International	                 318,750
  7,406 	Tyco International	                    701,714
                                              ---------
 	                                         	  1,625,383
                                              ---------
 	       Oil/Oil Services: 6.9%
  2,900 	Chevron                             	  275,681
  3,300 	Exxon	                                 254,513
  7,600 	Kerr-McGee	                            381,425
  4,400 	Schlumberger	                          280,225
  8,900 	Tidewater	                             271,450
	 	                                           ---------
                                              1,463,294
                                              ---------
	        Precision Instruments: 2.5%
 10,000 	Polaroid*	                             275,000
  6,600  Varian, Inc.**  	                       89,100
  6,600 	Varian Medical**	                      166,650
                                              ---------
		                                              530,750
                                              ---------
        	Publishing: 3.4%
  7,200 	McGraw-Hill                         	  388,350
  8,400 	Reader's Digest	                       333,900
		                                            ---------
                                                722,250
                                              ---------
	        Retail: 5.9%
 14,500 	Kmart*	                                239,250
  9,000 	Neiman Marcus*	                        231,188
 22,000 	Office Max*	                           264,000
 24,000 	Pier 1 Imports	                        270,000
  5,500 	Sears	                                 245,094
		                                            ---------
                                              1,249,532
                                              ---------
	        Trucking: 1.1%
  9,000 	Ryder System	                          231,750
                                              ----------

TOTAL COMMON STOCKS
   (COST:	 $15,341,611) 	                     18,717,456
                                             -----------
CASH EQUIVALENTS/RECEIVABLES: 11.2%
   Cash	                                       	  91,133
   Chase Manhattan Premium Market Rate Acct.   3,083,938
   Receivable from brokers, others  		             6,654
   Dividends and interest receivable		            30,728
                                             -----------
TOTAL CASH EQUIVALENTS/RECEIVABLES		           3,212,453
                                             -----------
TOTAL ASSETS                             		   21,929,909
LIABILITIES: Payable to brokers		               (858,384)
                                             ------------
NET ASSETS		                                 $21,071,525
			                                          ===========

VOLUMETRIC SHARES OUTSTANDING		                1,085,205
                                             -----------

NET ASSET VALUE PER SHARE	 	                      $19.42
                                             ===========

NUMBER OF SHAREHOLDER ACCOUNTS		                   1,192
                                             -----------

*Security is non-income producing.
**Spin-off from Varian Associates








Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 914-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          Richard C. Friedenberg
Pearl River, New York              Gabriel J. Gibs, Chairman
                                   Anna Karpati
Custodian                          Wayne W. Moshier
                                   Marcel A. Olbrecht
The Chase Manhattan                Stephen J. Samitt
  Bank, N.A.                       David Seidenberg
New York, New York                 Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Jeffrey M. Gibs
                                     Senior Vice President
                                   Raymond W. Sheriden
                                     Vice President
                                   David L. Seidenberg
                                     Treasurer